Exhibit 10.4

RELEASE OF MORTGAGE AND TERMINATION STATEMENT

This Release of Mortgage and Termination Statement (“Release”) is dated the 10th day of July, 2014, between the State of Colorado, acting by and through the State Board of Land Commissioners (the “Land Board” or “Mortgagee”), whose address is 1127 Sherman Street, Suite 300, Denver, Colorado 80203, and Pure Cycle Corporation, a Colorado corporation, successor by merger to Pure Cycle Corporation, a Delaware corporation (“Pure Cycle” or “Mortgagor”), whose address is 1490 Lafayette Street, Suite 203, Denver, Colorado 80218.

WHEREAS, the Mortgagor conveyed and granted a security interest in certain real property, personal property, and fixtures to the Mortgagee as described in the Mortgage Deed, Security Agreement, and Financing Statement dated April 11, 1996, and recorded with the Arapahoe County Clerk and Recorder at Reception No. A6097804 (the “Mortgage Deed”) to secure the payment of certain obligations under an agreement entitled Comprehensive Amendment Agreement No. 1, among PureCycle, the Land Board and others, dated April 11, 1996 (the “Comprehensive Agreement”); and

WHEREAS, the obligations under the Comprehensive Agreement have been fully paid and satisfied;

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned does hereby remise, release and forever quitclaim unto the present owner or owners of said real property, its successors and assigns forever, all of the right, title and interest which the undersigned has by virtue of the above described Mortgage Deed in and to the Export Water (as that term is defined in the Amended and Restated Lease Agreement No. S-38280, dated April 11, 1996, between Rangeview Metropolitan District, a quasi-municipal corporation and political subdivision of the State of Colorado, acting by and through its water activity enterprise, and the Land Board) which is located on and under that certain real property consisting of approximately 24,567.21 acres, more or less, according to U.S. Government Survey, in Arapahoe County, Colorado, more particularly described as follows (the “Lowry Range”):

Township 5 South, Range 64 West of the 6th P.M.,
Sections 7 through 10: all; Sections 15 through 22: all; Sections 27 through 34: all.

Township 4 South, Range 65 West of the 6th P.M., Sections 33:  all and 34:  all.

Township 5 South, Range 65 West of the 6th P.M., Section 3:  all; Sections 10 through 15:  all, less certain surface rights granted for the Aurora Reservoir (but including the water under the Aurora Reservoir) in Section 15; Sections 22 through 27: all, less certain surface rights granted for the Aurora Reservoir (but including the water under the Aurora Reservoir) in Section 22; Sections 35 and 36:  all; Section 34: north 2,183.19 feet.

Township 5 South, Range 66 West of the 6th P.M., Section 36:  all

(a street address of the Lowry Range does not exist);

TO HAVE AND TO HOLD THE SAME, together with all and singular the privileges and appurtenances thereunto belonging forever.  By this Release, the said Mortgage Deed is to be considered fully and absolutely released, cancelled, and forever discharged.

This Release shall further constitute a termination of all security interests and of the Mortgage Deed as a financing statement.

PURE CYCLE CORPORATION By: /s/ Mark W. Harding Mark W. Harding, President Tax Payer ID No. 84-0705083 STATE OF COLORADO STATE BOARD OF LAND COMMISSIONERS /s/ Bill Ryan Bill Ryan, Director

STATE OF COLORADO                               )
           CITY AND                                           )  ss.
COUNTY OF DENVER                                  )

The foregoing instrument was acknowledged before me this 9th day of July, 2014 by William Ryan, as Director of the State of Colorado, State Board of Land Commissioners.

Witness my hand and official seal.

My commission expires:  March 25, 2018

/s/ Neil A. Livingston
Notary Public

STATE OF COLORADO                               )
           CITY AND                                           )  ss.
COUNTY OF DENVER                                  )

The foregoing instrument was acknowledged before me this 10th day of July, 2014, by Mark W. Harding, as President of Pure Cycle Corporation,

Witness my hand and official seal.

My commission expires:  September 30, 2015

/s/ Arlene Gail Gregoire
Notary Public